UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

ORIGINOIL, INC.
(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 5645 West Adams Boulevard Los Angeles, California (Address of principal executive offices)	333-147980 (Commission File Number)	26-0287664 (I.R.S. Employer Identification Number) 90016 (Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

JMJ Note

On June 20, 2012, OriginOil, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with JMJ Financial (the “Investor”) providing for the issuance of a Promissory Note (the “Note”) in an aggregate principal amount of up to $400,000 and warrants (the “Warrants”) to purchase an aggregate of up to 615,384 shares of the Company’s common stock for an aggregate purchase price of $100,000 in a private placement. At closing, which took place simultaneously with execution of the Securities Purchase Agreement, the Company issued the Note with an outstanding principal sum of $100,000 together with a Warrant to purchase 153,846 shares of the Company’s common stock.

Under the terms of the Securities Purchase Agreement, the Investor has the option to purchase an additional $300,000 in principal under the Note and receive further Warrants to purchase an aggregate of up to 461,538 shares of the Company’s common stock.

The Note matures six months from the date of each purchase made under the Note and bears interest at a rate of 10% per annum which increases to 15% if the Note is not repaid by September 18, 2012. The Note may be converted into shares of the Company’s common stock at a conversion price of $0.65 (subject to adjustment for stock splits, dividends, combinations and other similar transactions). The Note provides that if shares issuable upon conversion of the Note are not timely delivered then the Company shall be subject to a penalty of $2,000 per day until share delivery is made. The Note includes customary default provisions related to payment of principal and interest and bankruptcy or creditor assignment.  In addition, it shall constitute an event of default under the Note if the Company shall not deliver conversion shares by DWAC/FAST, its shares shall not be DTC eligible or the Company shall be delinquent in its filings with the Securities and Exchange Commission (the “SEC”).  In the event of default under the Note, the Company shall be required to repay an amount in cash equal to the greater of (i) the outstanding principal amount of the Note plus accrued and unpaid interest divided by the then conversion price of the Note multiplied by the volume weighted average price of the Company’s common stock at the time of demand or payment, or (ii) 150% of the outstanding principal amount of the Note plus accrued and unpaid interest and other fees due thereon.

The Warrants may be exercised at any time for a period of six years from the date of issuance and have an exercise price of $0.65 (subject to adjustment for stock splits, dividends, combinations and other similar transactions).  The Warrants may be exercised on a cashless basis if after the earlier of the six month anniversary of the Securities Purchase Agreement or completion of the then-applicable holding period required by Rule 144 there is no effective registration statement registering the shares underlying the Warrants. The Warrants also provide for compensation for buy-in on failure to deliver certificates upon exercise as well as compensation if under certain circumstances the Company fails to timely deliver shares upon exercise of the Warrants.

The Company also granted the Investor piggyback registration rights, under which the Company is required to include all shares issuable upon conversion of the Note and Warrants in any future registration statement filed by the Company subject to customary exceptions.

The foregoing is qualified in its entirety by the Securities Purchase Agreement, the Note and form of Warrant attached as Exhibit 10.1, 10.2 and 10.3, respectively, each of which is incorporated herein by reference.

The securities were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

January Notes

During the second quarter of 2012, the Company sold unsecured convertible promissory notes (the “January Notes”) in the aggregate principal of $121,250 together with 126,429 shares of the Company’s common stock for subscriptions received prior to April 19, 2012 which are in addition to the amounts reported in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 filed with the SEC on May 21, 2012.

The January Notes have a one-year term and are convertible into shares of common stock of the Company at a conversion price of $1.75 per share. In the event the note is converted in full prior to maturity, the holder is entitled to one additional share of common stock for each share converted. The January Notes accrue interest at 8% per annum and are payable on the conversion date and at maturity. The January Notes are also redeemable by the Company, at the holder’s option, at maturity at a redemption price of 112% of the outstanding principal plus accrued and unpaid interest.

The foregoing is qualified in its entirety by the form of January Note attached as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 filed with the SEC on May 21, 2012, which is incorporated herein by reference.

The securities were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 filed with the SEC on May 21, 2012, the Company’s Board of Directors authorized the issuance of five-year warrants to purchase an aggregate of 260,000 shares of the Company’s common stock at an exercise price of $1.75 per share and 57,143 shares of the Company’s common stock in lieu of cash consideration based on a per share price of $0.65. On May 16, 2012 and on June 15, 2012, the Company issued the warrants and shares, respectively, to advisors of the Company.

As previously disclosed, in the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2012, the Company’s Board of Directors authorized the issuance to Steve Glovsky, a new director of the Company, of 50,000 shares of the Company’s common stock. On May 18, 2012, the Company issued the shares based on a per share price of $1.75.

As previously disclosed, in the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2012, the Company’s Board of Directors authorized the issuance to Anthony Fidaleo, a new director of the Company, of 50,000 shares of the Company’s common stock. On June 26, 2012, the Company issued the shares based on a per share price of $0.65.

On May 22, 2012, holders of warrants to purchase up to 317,460 shares of the Company’s common stock at an exercise price of $0.65 per share delivered a notice of election to exercise the warrants in full on a cashless basis. In accordance with the terms of the warrants, the fair market value of one share of common stock of the Company at the time of exercise was $1.60 resulting in 188,492 shares of common stock that became issuable and the cancellation of 128,968 shares underlying the warrants.

On June 15, 2012, the Company agreed to issue 7,692 shares of its common stock to an advisor in lieu of cash consideration based on a per share price of $0.65.

On June 18, 2012, the Company agreed to issue up to 100,002 shares of its common stock to an advisor in lieu of cash consideration based on a per share price of $1.20.

On June 26, 2012, the Company agreed to issue an aggregate of 250,000 shares of its common stock to advisors in lieu of cash consideration based on a per share price of $0.65.

The securities were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 8.01 Other Events

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2012, on June 8, 2012, the Board of Directors of the Company appointed Anthony Fidaleo as a director. On June 26, 2012, OriginOil Inc. published a press release making this announcement. The press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Securities Purchase Agreement dated as of June 20, 2012 between OriginOil, Inc. and JMJ Financial

10.2	Promissory Note of OriginOil, Inc. issued to JMJ Financial dated June 20, 2012.

10.3	Form of Warrant of OriginOil, Inc. issued to JMJ Financial

99.1	Press Release issued by OriginOil, Inc. dated June 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINOIL, INC.

June 26, 2012	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry
Title: Chief Executive Officer

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